                                                           EXHIBIT 23



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 33-73764, 333-06669, 333-37813 and 333-37815.



                                               ARTHUR ANDERSEN LLP


Las Vegas, Nevada
   March 30, 1998